UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
ARMOUR Residential REIT, Inc.
 (Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EXPLANATORY NOTE

ARMOUR Residential REIT, Inc. confirms that its virtual-only annual meeting will be held on Wednesday, May 20, 2020, at 8:00 a.m. (EDT). Further information may be found at www.cstproxy.com/armourreit/2020.

The definitive proxy statement on Schedule 14A filed by ARMOUR Residential REIT, Inc. with the Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement”) referred to May 20, 2020 as Tuesday; however May 20, 2020 is a Wednesday, not a Tuesday. This supplement does not otherwise update or modify in any way the Proxy Statement as previously filed. From and after the date of this supplement, all references to “Proxy Statement” are to the Proxy Statement as supplemented hereby.